ESCROW AGREEMENT
                         (Performance Escrow Agreement)

THIS AGREEMENT made effective this 7th day of May, 1997.

                             KRAFT INVESTMENTS CORP.
                             (herein called "KIC')

                                                               OF THE FIRST PART

                             - and -

                             MONTREAL TRUST COMPANY OF CANADA
                             (herein called the "Trustee")

                                                              OF THE SECOND PART

                             - and -

                             MICHAEL P. KRAFT & ASSOCIATES INC.
                             (herein called "Kraft Inc.")

                                                               OF THE THIRD PART

     WHEREAS Alpha Ventures Inc. ("Ventures") has made an offer to purchase all of the shares of Alpha Corporation ("AC") dated April 9, 1997 (the "Offer"), which Offer was duly accepted by all of the shareholders of AC;

     AND WHEREAS KIC is a shareholder of Ventures;

     AND WHEREAS 1,315,132 common shares of Ventures owned by KIC (the "KIC Shares") are subject to a performance based Form C Escrow Agreement dated as of the date hereof between Ventures, the Trustee and certain other shareholders of Ventures (the "Escrow Agreement");

     AND WHEREAS Kraft Inc. owns all of the issued and outstanding securities of KIC;

     AND WHEREAS to comply with the requirements of The Alberta Stock Exchange, Kraft Inc. is desirous of depositing in escrow all of the securities in KIC owned by it (the "Escrowed Shares") which escrow shall be based on the performance of Ventures;

     AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

     NOW THEREFORE this agreement witnesses that, in consideration of the sum of one dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties to each other, Kraft Inc. covenants and agrees with KIC and with the Trustee, and KIC and the Trustee covenant and agree each with the other and with Kraft Inc. jointly and severally as follows:

1 Where used in this agreement, or in any amendment of supplement hereto, unless the context otherwise requires, the following words and phrases shall have the following ascribed to them below:

     (a) "Cash Flow" means net income derived from the business of Ventures, as shown on the audited financial statements or verified by Ventures' auditors, adjusted for the following add backs:

             (1)    depreciation,
             (2)    depletion,
             (3)    deferred taxes,
             (4)    amortization of goodwill,
             (5)    amortization of research and development costs.

     (b) "Related Party" means promoters, officers, directors, other insiders of Ventures and any associates or affiliates of the foregoing.

2 Kraft Inc. hereby places and deposits in escrow with the Trustee the Escrowed Shares which are represented by the certificates described in Schedule "A" and the Trustee hereby acknowledges receipt of those certificates. Kraft Inc. agrees to deposit in escrow any further certificates representing securities in KIC which it may receive as a stock dividend on securities hereby escrowed, and to deliver to the Trustee immediately on receipt thereof the certificates for any such further securities and any replacement certificates which may at any time be issued for any escrowed securities.

3. The Parties hereby agree that, subject to the provisions of paragraph 6 herein, the Escrowed Shares and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the written consent of The Alberta Stock Exchange (hereinafter referred to as the "Exchange") given to the Trustee or except as may be required by reason of the death or bankruptcy of Michael P. Kraft or the bankruptcy of either Kraft Inc. or KIC, in which case the Trustee shall hold the said certificates subject to this agreement, for whatever person, or company shall be legally entitled to become the registered owner thereof.

4.   Kraft  Inc.  directs  the  Trustee to retain  the  Escrowed  Shares and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation relevant, determine the number of securities to be cancelled or released and shall communicate its decision in writing to the Trustee. If the Exchange determines that less than all the securities then held in escrow shall be cancelled or released shall be taken rateably from the escrowed security holding of Kraft Inc., unless the Exchange otherwise directs Kraft Inc., with the consent of the Exchange, otherwise agree in writing.

(d) On receipt by the Trustee of a determination to cancel, Kraft Inc. shall tender the required number of escrowed securities to KIC by way of gift for cancellation and, KIC shall thereupon take the necessary action, by way of reduction of capital or otherwise, to cancel them, and the certificates for these securities shall be delivered up for cancellation.

(e) Kraft Inc. undertakes and agrees to vote and cause to be voted its securities in a manner consistent with the terms, conditions and intent of this agreement in relation to the aforesaid giffing back of securities for cancellation.

11. Notwithstanding paragraphs 6 and 10, any shares remaining in escrow on the fifth anniversary of the date of this agreement, unless otherwise exempted in writing by the Exchange, shall be cancelled by the Trustee within 6 months of the said fifth anniversary.

12 All voting rights attached to the escrowed securities shall at all times be exercised by Kraft Inc.

13. Kraft Inc. and KIC hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

14. KIC hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

15 If the Trustee should wish to resign, it shall give at least 6 months' notice to KIC which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on Kraft Inc., and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

16. The convenants of Kraft Inc. with KIC in this agreement are made with KIC both in its own right and as trustee for the holders from time to time of free securities in KIC, and may be enforced not only by KIC but also by any holder of free securities.

17. This agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

18. Wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

19. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF KIC, Kraft Inc. and the Trustee have caused their respective corporate seals to be hereto affixed.


                                      KRAFT INVESTMENTS CORP.

                                      per:


                                      MONTREAL TRUST COMPANY OF CANADA

                                      per:

                                      per:


                                      MICHAEL P. KRAFT & ASSOCIATES INC.

                                      per:

                                      per:


                                  SCHEDULE "A"


Name of Security Holder and                                  Number of Securities      Certificate Numbers of
address                              Type of Securities      Escrowed                  Escrowed Securities

Michael P. Kraft & Associates          Common Shares             1,315,132                     #7
Inc.
